                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                     ---------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                     September 23, 2002 (September 6, 2002)
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                       INNOVATIVE CLINICAL SOLUTIONS, LTD.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

                               0-27568 65-0617076
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          (Commission File Number) (IRS Employer Identification Number)

               10 Dorrance Street, Suite 400, Providence, RI 02903
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                    (Address of principal executive offices)

                                 (401) 831-6755
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              (Registrant's telephone number, including area code)

                                       N/A
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          (Former name or former address, if changed since last report)

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On September 18, 2002, the Board of Directors of Innovative  Clinical Solutions,
Ltd. (the  "Registrant"  or "ICSL")  engaged the services of Vitale,  Caturano &
Company  ("VCC") as its new independent  auditors.  VCC will audit the financial statements of the Registrant for the fiscal year ending January 31, 2003.

ITEM 5. OTHER EVENTS

Investment in Comprehensive Neuroscience, Inc.

As previously  reported by the  Registrant,  on February 7, 2002,  ICSL sold its wholly  owned  subsidiary,  Clinical  Studies,  Ltd.,  ("CSL") to  Comprehensive
Neuroscience,  Inc.  ("CNS")  in  exchange  for CNS common  stock.  The sale was effected  through  the merger of CSL with a  subsidiary  of CNS (the  "Merger").
Please  refer to the  Registrant's  Annual  Report on Form  10-K for  additional information  concerning  the  Merger  of  CSL  and  CNS,  which  information  is incorporated herein by this reference.

As reported in the Registrant's Current Report on Form 8-K dated August 6, 2002, subsequent to the Merger,  a dispute  arose  between CNS and ICSL  involving CSL liabilities and post-closing  adjustments to the CNS stock escrows. On September
10,  2002,  in  connection  with the  settlement  of the  Gillheeney  litigation described  below,  ICSL and CNS entered  into a Settlement  Agreement  (the "CNS
Settlement  Agreement") providing for settlement of the Gillheeney litigation on the terms  described  below and  mutual  releases  by the  parties of all claims except as may be asserted pursuant to the  indemnification and escrow provisions of the Merger  Agreement.  In addition,  the provisions of the Escrow  Agreement entered  into in  connection  with the Merger were amended to provide that up to
2,330,278 of the 7,767,593 shares of Common Stock held in the Litigation  Escrow
(with a  valuation  of $1.5  million for  purposes of the Merger  Consideration)
would be available for satisfaction of any CSL Working Capital Deficiency to the extent the Working Capital  Escrow,  Contingent  Liabilities  Escrow and General
Escrow are insufficient to satisfy such deficiency. The CNS Settlement Agreement also provides that,  subject to the closing of a new convertible  note financing of at least $2.5  million by CNS (the "New CNS  Financing"),  ICSL will make the following  payments to CNS: (i) $125,000  upon closing of the New CNS  Financing and (ii) subject to the resolution of certain ICSL  contingent  liabilities  and
available  cash,   $125,000  by  March  31,  2003.  These  amounts  as  well  as approximately  $142,000 for CSL liabilities paid or reimbursed by ICSL following the  closing  of the  Merger  will be  treated  as  current  assets of CSL as of
December  31, 2001 for  purposes of  determining  the CSL  December  Net Working
Capital and  calculating  any CSL Working  Capital  Deficiency  under the Merger
Agreement.

Under the CNS Settlement  Agreement,  subject to the consummation of the New CNS
Financing as described  below,  ICSL has agreed to invest all Excess Cash in CNS securities.  "Excess Cash" is defined as all ICSL cash or cash  equivalents that are (i) derived from  currently  existing ICSL assets and (ii) not needed to pay or  provide  for  the  payment  of  ICSL  liabilities  and  obligations,  all as determined  in good faith by the ICSL Board.  ICSL shall have no  obligation  to invest any Excess Cash if CNS is not  solvent or is in default  under its senior credit  facility.  If ICSL makes any investment of Excess Cash within six months of the closing of the New CNS Financing, ICSL will be issued convertible secured notes  having the same terms and  pricing as the notes being sold in the New CNS
Financing.  If ICSL  makes any  investment  of Excess  Cash after such six month period,  it will be  issued  unsecured  convertible  notes  of CNS  (the  "Later
Notes"),  bearing  interest at CNS's senior debt  borrowing rate then in effect, compounded  semi-annually and payable in cash or to accrue (at CNS's option). If
CNS  consummates a financing  within six months prior to or six months after the issuance  of Later  Notes in which  the  gross  proceeds  to CNS are at least $3 million (a "Qualifying Financing"), the Later Notes will be convertible into the same type of securities as sold by CNS in the  Qualifying  Financing at the same pricing as CNS obtains in the Qualifying  Financing.  If no Qualifying Financing
is consummated  within such 12-month period,  and ICSL and CNS have not mutually agreed upon a conversion  price prior to the expiration of such 12-month period, then CNS will engage and pay for an investment banking firm or other independent valuation expert approved by ICSL to perform a valuation  analysis and provide a range for the then fair market  value of the CNS common  stock,  whereupon  ICSL will propose to CNS the per share price of CNS Common Stock,  within such range, at which the Later  Notes will be  convertible.  CNS must either  accept  ICSL's proposal or redeem the Later Notes within 30 days of ICSL's  proposal,  in cash, for a price equal to face  amount of the Later  Notes,  plus  accrued and unpaid interest thereon,  plus a premium equal to interest accrued at the interest rate of the Later Note  calculated  on the face  amount for the period that the Later
Note has been  outstanding.  If CNS redeems the Later Notes,  ICSL shall have no further  obligation to invest  Excess Cash.  Until the  conversion  ratio of the
Later Notes is  determined  in  accordance  with the  foregoing,  ICSL will have voting rights in respect of the Later Notes on an as-converted  basis,  assuming the same conversion price as the convertible secured notes issued in the New CNS
Financing,  up to the  greater  of (i) 5% of the total  voting  power of all CNS voting  securities  or (ii) the number of votes  determined  using a  conversion price  equal to twice the  conversion  price of the  convertible  secured  notes issued in the New CNS Financing.

In the CNS  Settlement  Agreement,  ICSL  has  agreed  to  enter  into a  voting agreement with CNS and other securityholders of CNS under which the parties will agree  to  (i)  vote  in  favor  of  all  matters  required  to  effectuate  the recapitalization  of CNS as  contemplated  by the  term  sheet  for  the New CNS
Financing and for which  securityholder  approval is required and (ii) waive all rights of dissent and claims  against  CNS (and its  affiliates,  directors  and officers) in respect of the New CNS Financing.

The CNS Settlement  Agreement  provides that ICSL shall retain its two CNS Board designees until the settlement of the Merger escrows.  Thereafter, ICSL shall be entitled to one CNS Board designee,  provided that ICSL has invested at least $1 million of Excess Cash as contemplated by the CNS Settlement Agreement,  and two
CNS Board designees,  provided ICSL holds voting  securities in excess of 25% of all outstanding  voting  securities.  All persons designated by ICSL to serve on the ICSL Board shall be subject to the approval of CNS, which approval shall not be unreasonably withheld.

Upon  execution  of  the  CNS  Settlement   Agreement,   CNS  assumed  financial
responsibility  for  costs  and  expenses  associated  with  or  related  to the preparation and filing with the SEC of any and all annual,  quarterly,  periodic or other reports required to be filed by ICSL.

CNS has not yet provided ICSL with certain financial statements of CNS that were contemplated  by the Merger  documents to have been provided to ICSL. In the CNS
Settlement  Agreement,  CNS has  agreed to provide  audited  December  31,  2001 financial  statements  and  unaudited  quarterly  financial  statements  to ICSL promptly following the consummation of the New CNS Financing,  together with any other  information  reasonably  requested  by ICSL to comply with its  reporting obligations  under the securities  laws. ICSL HAS AGREED TO USE ALL COMMERCIALLY
REASONABLE  EFFORTS TO EFFECTUATE THE  DEREGISTRATION  OF ICSL'S COMMON STOCK AS
SOON AS  PRACTICABLE  AFTER THE RECEIPT OF THE CNS  FINANCIAL  STATEMENTS.  UPON
DEREGISTRATION,  ICSL WILL NO LONGER BE  REQUIRED  TO FILE  ANNUAL OR  QUARTERLY
REPORTS WITH THE SECURITIES AND EXCHANGE COMMISSION AND, ACCORDINGLY,  INVESTORS
WILL NO LONGER HAVE ACCESS TO CURRENT FINANCIAL INFORMATION REGARDING ICSL. AS A
RESULT,  STOCKHOLDERS' ABILITY TO TRADE ICSL COMMON STOCK WILL BE MATERIALLY AND
ADVERSELY AFFECTED.

Subsequent to the Merger,  CNS determined that due to unanticipated  declines in projected  revenues  and  increases  in expenses  and  liabilities,  its working capital would be insufficient  to sustain and grow its business.  To address its working capital deficiency,  CNS has secured preliminary commitments for the New
CNS  Financing  on the  terms  described  below  from  certain  of its  existing securityholders (other than ICSL).

The New CNS Financing contemplates the issuance by CNS of Tranche B1 Convertible
Secured Notes (the "New Money Notes") and Tranche B2  Convertible  Secured Notes
(the "Swap Notes")  (collectively  the  "Notes").  Each holder of old CNS Notes, which were issued in connection with the Merger ("Old Notes"), who purchases New
Money  Notes  with a  value  equal  to or  greater  than  50% of such  Old  Note investor's  preemptive  pro rata share of the  aggregate  value of the New Money
Notes,  will be entitled to exchange  his/her Old Notes for a Swap Note equal in amount to the face amount plus all accrued and unpaid  interest  (the  "Accreted
Value") of the Old Note at closing. The Notes will bear the same interest as CNS senior debt in effect at the closing date of the New CNS  Financing,  which will be compounded  semi-annually and payable in cash or accrue, at CNS's option. The collateral  securing the Notes is all current and future  assets of CNS,  except those pledged as part of an existing asset backed lease  obligation or equipment or other capital leases incurred in the ordinary course of business.

The Notes  will be  subject to  redemption  by CNS at the higher of fair  market value,  as determined by the same appraisal  process as provided under the terms of the Old Notes, on an as converted basis, or at the Accreted Value on February
7, 2006.  Also,  CNS may repurchase all New Money Notes at any time prior to the six-month  anniversary  of the closing of the New CNS Financing at a price equal to 110% of the face amount of the New Money Notes.

In connection  with the New CNS  Financing,  CNS will effect a 10-for-1  reverse stock split (the "Reverse  Split").  The Notes will be convertible into a number of shares of CNS Common  Stock  determined  by dividing  the  Accreted  Value by
$0.484831 at the holder's  option at any time. CNS currently has outstanding Old
Notes with a face value of  $3,354,000,  which are  convertible  into 5, 210,502 shares of CNS Common Stock,  based upon the $0.6437 per share  conversion  ratio established in connection with the Merger.  The current  conversion ratio of the
Old Notes is approximately  1553.5 shares (pre-Reverse Split) for each $1,000 of
Accreted  Value.  The  conversion  ratio  of  the  Swap  Notes,  which  will  be exchangeable  for Old Notes in the New CNS Financing,  is  approximately  2062.6 shares  (post-Reverse Split) for each $1,000 of Accreted Value (which equates to
20,626 shares (pre-Reverse  Split) for each $1,000 of Accreted Value).  Prior to the issuance of the Notes, the holders of Old Notes will waive any anti-dilution adjustment  under such notes in  respect  of future  issuances  by CNS of equity securities or equity-linked  securities at a price per share equal to or greater than  $0.484831.  Holders  of the Notes will have the right to vote with the CNS
Common Stock on an as-converted  basis,  and protective  provisions  relating to debt  issued or  incurred,  declarations  of  dividends,  changes in the current business or structure of CNS, and interested party transactions will require the approval of 66.67% of the holders of the Notes and Old Notes.

In addition to the Notes,  the purchasers of the Notes will be issued seven year warrants  which  entitle  the holder to purchase an amount of Series A Preferred
Stock  equal to 60% of the face amount of the New Money  Notes  purchased  at an exercise  price equal to the  liquidation  preference for the Series A Preferred
Stock.  However, in the event that CNS exercises its right to repurchase the New
Money Notes, CNS will have the right to cancel 50% of these warrants.

CNS  presently  has  outstanding  10,400,000  shares  of  Series  A  Convertible
Preferred  Stock (the "Series A Preferred  Stock")  convertible  into 16,516,918 shares of CNS Common  Stock based upon the $0.6437  per share  conversion  ratio established  in  connection  with the  Merger.  In  connection  with the New CNS
Financing,  the terms of the Series A Preferred Stock will be amended to provide for "full ratchet" rather than "weighted average"  anti-dilution rights, thereby resulting in an adjusted  conversion price of $0.484831 upon the issuance of the
New Money Notes  (after  giving  effect to the Reverse  Split).  As a result the
Series A Preferred  Stock will be convertible  into  21,450,773.5  shares of CNS
Common Stock (which equates to 214,507,735 shares pre-Reverse Split).

CNS is also negotiating  $600,000 of additional financing from Heller Healthcare
Finance,  Inc. (the "Heller Line").  In connection with securing such additional financing,  the holders of certain Old Notes (the  "Guarantors")  have agreed to guarantee  the repayment of up to $1 million of the Heller Line in excess of the borrowing base. In  consideration  for this  guarantee,  CNS has agreed to issue seven year warrants (the "Common Stock Warrant"), at an exercise price of $0.001 per share,  to acquire an  aggregate  of  7,200,000  shares of CNS Common  Stock
(pre-Reverse  Split)  or a  proportional  number  if the  initial  amount of the guarantee is other than $600,000.

CNS has advised ICSL that it  anticipates  closing the New CNS  Financing by the end of September,  but there can be no assurance that the New CNS Financing will be consummated. Consummation of the New CNS Financing will result in substantial dilution  of  ICSL's  equity  interest  in  CNS.  Following  the  Reverse  Split contemplated  by the New CNS Financing,  ICSL will hold 2,237,406  shares of CNS
Common Stock, of which 1,712,970 shares will be held in escrow to satisfy ICSL's indemnification  obligations,  if any,  pursuant to the Merger  Agreement and to satisfy possible  adjustments to the Merger  consideration based upon resolution of certain CSL litigation and any CSL Working Capital Deficiency.  Assuming $2.5
million is invested in the New Money Notes and an equal  amount of Old Notes are
exchanged  for  Swap  Notes,   ICSL's   equity  and  voting   interest  will  be
substantially  diluted from 42.4% to  approximately  5.9% of CNS's common equity determined  on an "as  converted"  basis.  The  dilution  will be greater if CNS issues  additional New Money Notes and if CNS issues the Common Stock Warrant in connection with the guarantee of the Heller Line.

CNS has experienced a serious working  capital  shortfall  during the second and third quarter of 2002, which has adversely  impacted its operations.  Absent the consummation of the CNS New Financing,  the significant  working capital deficit raises substantial doubt as to CNS's ability to continue as a going concern. CNS has  represented  that upon  consummation  of the New CNS  Financing its current assets will exceed its current liabilities and that it will be solvent.  CNS has advised ICSL that it has received  commitments  to purchase  $2.7 million of New
Notes and is confident that it will be able to consummate the New CNS Financing.
CNS has also indicated that it believes it will obtain an increase in the Heller
Line.  However,  there  can  be no  assurance  that  CNS  will  consummate  such financings.  Furthermore,  CNS has not yet achieved profitability for any period after the  closing  of the  Merger  and there can be no  assurance  that it will achieve a  profitable  level of  operations  or that the funds  from the New CNS
Financing  will be sufficient to sustain CNS's  operations or grow its business.
SHOULD  ADDITIONAL FUNDS BE REQUIRED TO FINANCE CNS OPERATIONS,  THERE CAN BE NO
ASSURANCE THAT SUCH FUNDS WOULD BE AVAILABLE  WHEN REQUIRED ON TERMS  ACCEPTABLE
TO CNS,  IF AT ALL.  IN SUCH  EVENT,  CNS MAY BE  REQUIRED  TO  DISCONTINUE  ITS
OPERATIONS AND ICSL'S INVESTMENT IN CNS WOULD HAVE LITTLE OR NO VALUE. MOREOVER,
EVEN IF AVAILABLE,  SUCH ADDITIONAL  FINANCING IS LIKELY TO  DILUTE ICSL'S
EQUITY INTEREST IN CNS, WHICH DILUTION MAY BE SUBSTANTIAL.

Gillheeney Litigation

As previously  reported,  Gary S. Gilheeney,  the Chief Financial Officer of the
Registrant prior to the Merger and the former Interim Chief Operating Officer of
CSL,  sued  both the  Registrant  and CNS,  claiming  that he is  entitled  to a
$590,000 change of control payment from the Registrant and seeking $3 million in damages from CNS for wrongful  termination  following the  effectiveness  of the
Merger.  The litigation was transferred  from the Rhode Island Superior Court to the U.S. District Court of Rhode Island (C.A. No. 02-237ML). This litigation was settled on September 18, 2002 for a cash payment to Gilheeney of $376,049.62, of which $263,024.81 was paid by ICSL and $113,024.81 was paid by CNS in accordance with the CNS Settlement  Agreement described above. The parties exchanged mutual releases and the litigation was dismissed with prejudice.

Northeast Medical Research Associates, Inc./Allergy Associates, Inc. Litigation

As previously reported, in November 2001, Northeast Medical Research Associates,
Inc. ("NMRA") filed a complaint against ICSL, its wholly owned subsidiary,  CSL, and certain  directors and officers of ICSL in the Bristol County  Massachusetts
Superior  Court (Civil Action No.  BRCV2001-01380)  seeking  damages for,  among other things, alleged breach of contract,  fraud,  misrepresentation,  breach of fiduciary  duty and  violations of the  Massachusetts  Consumer  Protection  Act arising from a Clinical Research Management Agreement and Purchase Agreement and
Bill of Sale  entered  into by the  parties.  Also,  in November  2001,  Allergy
Associates,  Inc. ("AAI"),  which is affiliated with NMRA, filed a first amended complaint  against  ICSL and CSL in the Bristol  County  Massachusetts  Superior
Court  (BRCV2001-01295)  seeking damages for, among other things, alleged breach of contract and violations of the Massachusetts  Consumer Protection Act arising from the  nonpayment  of invoices for services  performed  for CSL.  This action arises out of the same  agreements  and  actions as are the  subject of the NMRA litigation.

On September 6, 2002,  CNS, on behalf of CSL, and ICSL settled this  litigation.
Under  the  terms  of the  settlement  agreement,  NMRA  agreed  to pay CSL $1.3 million,  of which $1.0  million was paid on  September  6, 2002 and the balance will be paid in twelve  equal  monthly  installments  of $25,000  pursuant  to a promissory  note secured by a junior  security  interest on NMRA's  assets.  The settlement also provided for an allocation between CSL and NMRA of revenues from clinical studies and site expenses. None of the settlement payments will be made to ICSL, but the amount of the settlement less legal fees and expenses  incurred by CNS in connection therewith may result in the release of shares of CNS Common
Stock held in the Litigation Escrow to ICSL and/or CNS. To the extent ICSL would otherwise be entitled to receive CNS Common Stock out of the  Litigation  Escrow as a result of such  settlement,  such shares  shall  continue to be held in the
Litigation   Escrow   pending   resolution  of  any  adjustment  to  the  Merger
consideration  related to a CSL Working Capital  Deficiency,  in accordance with the terms of the Escrow Agreement as amended by the CNS Settlement Agreement.

Bond Opportunity Fund Bankruptcy Proceeding

As  previously  reported,  on February 20,  2001,  Peter J.  Almeroth,  the Bond
Opportunity Fund II, LLC and Steven L. Gidumal (collectively,  the "Plaintiffs")
filed an adversary proceeding (C.A. No. A-01-115) against ICSL, PBG Medical Mall
MOB 1 Properties,  Ltd., EQSF Advisors,  Inc., 3801 PGA Investors,  Ltd.,  Third
Avenue Trust, Third Avenue Value Fund Series, Aggressive Conservative Investment
Fund, L.P. and The Chase Manhattan Bank N.A. (the "Adversary Proceeding") in the
United States  Bankruptcy  Court for the district of Delaware  seeking to revoke the order of confirmation  (the  "Confirmation  Order") of the Prepackaged Plan.
The Plaintiffs allege that the Confirmation Order was procured by means of fraud based on alleged  concealment  of significant  actual or potential  conflicts of interest and misrepresentations.  ICSL has filed a motion to dismiss this action and awaits a hearing on the  matter.  On July 31,  2002,  the  Bankruptcy  Court granted  Plaintiffs' motion for leave to file a second amended complaint,  which was filed on August 12, 2002,  adding Michael T. Heffernan  (ICSL's Chairman and former  CEO) and Bruce A.  Rendina (a former  officer  and  director of ICSL) as
defendants   in  the   Adversary   Proceeding.   Mr.   Heffernan  has  requested
indemnification from ICSL for his legal costs and expenses arising in connection with this claim pursuant to the terms of the Plan of  Reorganization  and ICSL's charter  and  by-laws.  ICSL has agreed to provide  such  indemnification.  ICSL believes that the allegations  contained in the Adversary Proceeding are without merit and intends to continue to defend the case vigorously.

Forward Looking Statements

Certain  statements set forth above,  including,  but not limited to, statements containing the words "anticipates,"  "believes,"  "expects,"  "intends," "will,"
"may" and similar words constitute forward-looking statements within the meaning of the Private  Securities  Litigation Reform Act of 1995. Such  forward-looking statements are based on management's  current expectations and include known and unknown risks,  uncertainties  and other  factors,  many of which the results or performance  to  differ  materially  from  any  future  results  or  performance expressed  or  implied  by such  forward-looking  statements.  These  statements involve risks, uncertainties and other factors detailed from time to time in the
Registrant's  filings  with  the  Securities  and  Exchange   Commissions.   The
Registrant  cautions investors that any  forward-looking  statements made by the
Registrant are not guarantees of future  performance.  The Registrant  disclaims any obligation to update any such factors or to announce publicly the results of any  revisions  to any of the  forward-looking  statements  included  herein  to reflect future events or developments.

ITEM 7. FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

         None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVATIVE CLINICAL SOLUTIONS, LTD.

By:      /s/Gerald Hellerman
         ------------------------
            Gerald Hellerman, Director

Date:  September 23, 2002